UBS Series Funds

May 29, 2020

Supplement to the summary prospectuses relating to Class A and P shares and Class I shares (collectively, the “Summary Prospectuses”), statutory prospectuses relating to Class A and P shares (the “Class A/P Prospectus”) and Class I shares (the “Class I Prospectus”) (collectively, the “Statutory Prospectuses” and together with the Summary Prospectuses, the “Prospectuses”), and the Statement of Additional Information (“SAI”), each dated August 28, 2019, as supplemented.

Includes:

•	UBS Ultra Short Income Fund

Dear Investor,

The purpose of this supplement is to update certain information contained in the Prospectuses and SAI for UBS Ultra Short Income Fund (the “fund”), a series of UBS Series Funds, regarding the portfolio management team responsible for the day-to-day management of the fund. Effective June 1, 2020, James Law is no longer a portfolio manager for the fund. Scott Dolan has been added as a portfolio manager for the fund.

Effective June 1, 2020, the Prospectuses and SAI are hereby revised as follows:

The Prospectuses and SAI are revised to remove all references and disclosure related to James Law as a portfolio manager of the fund and to include the addition of Scott Dolan as a portfolio manager of the fund.

The section captioned “UBS Ultra Short Income Fund Summary” and sub-captioned “Portfolio managers” on page 9 of the Summary Prospectuses is revised by replacing that section in its entirety with the following:

Robert Sabatino, Vice President of UBS Series Funds, David Walczak, Vice President of UBS Series Funds, David Rothweiler and Scott Dolan, are jointly and primarily responsible for the day-to-day management of the fund. Messrs. Sabatino, Walczak and Rothweiler have been portfolio managers of the fund since 2018. Mr. Dolan has been a portfolio manager of the fund since June 2020.

The section captioned “Management” and sub-captioned “Portfolio managers” on page 28 of the Class A/P Prospectus and page 25 of Class I Prospectus is revised by replacing that section in its entirety with the following:

UBS AM’s investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class.

Robert Sabatino, David Walczak, David Rothweiler and Scott Dolan are the portfolio managers for the fund. As portfolio managers, Messrs. Sabatino, Walczak, Rothweiler and Dolan have primary responsibility for managing the

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fund’s day-to-day investment operations and reviewing the overall composition of the portfolio in an effort to ensure its compliance with its stated investment objective.

Mr. Sabatino is a Vice President of UBS Series Funds (since 2001) and a managing director (since 2010) (prior to which he was an executive director (from 2007 to 2010)), head of global liquidity portfolio management (since 2015), head of US taxable money markets (from 2009 to 2015), and portfolio manager of UBS AM—Liquidity Management team (since 2001).

Mr. Walczak is a Vice President of UBS Series Funds and an executive director (since 2016), head of US money markets (since 2015) and portfolio manager of UBS AM—Liquidity Management team (since 2007).

Mr. Rothweiler is an executive director (since 2018) and senior portfolio manager of US ultra short, short duration, and intermediate portfolios (since 2004) for UBS AM.

Mr. Dolan is head of US multi-sector fixed income and a managing director at UBS AM. Prior to joining UBS AM in 2008, Mr. Dolan was a managing director and head of securitized assets for Citigroup Alternative Investments. Prior to joining Citigroup, Mr. Dolan was a managing director and head of mortgages and structured assets for Bear Stearns Asset Management and a senior mortgage trader at the Clinton Group. Mr. Dolan also worked at Deutsche Asset Management as a managing director and co-head of the Rates Group responsible for strategy, security selection and trading for MBS, ABS, agencies and treasuries. Mr. Dolan started his career at Scudder, Stevens and Clark, where he managed total return fixed income mutual funds and institutional portfolios.

The SAI provides additional information about the compensation of, and any other accounts managed by, and any fund shares held by, Messrs. Sabatino, Walczak, Rothweiler and Dolan.

The section captioned “Portfolio managers” beginning on page 55 of the SAI is revised by replacing the first paragraph of that section in its entirety with the following:

The portfolio managers who are primarily responsible for the day-to-day management of the fund are Robert Sabatino, David Walczak, David Rothweiler and Scott Dolan. The following tables provide information relating to other accounts managed by the portfolio managers as of April 30, 2019 (in the case of Messrs. Sabatino, Walczak and Rothweiler) or March 31, 2020 (in the case of Mr. Dolan), as applicable.

The same section of the SAI is revised by replacing the last table of that section with the following:

Scott Dolan:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	1	5	7
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$36.3	$99.9	$5,441.1
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

The same section of the SAI is revised by replacing the last paragraph of that section with the following:

As of March 31, 2020, Messrs. Sabatino, Walczak, Rothweiler and Dolan did not own any shares of the fund.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

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